UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 2, 2005


                           RCG COMPANIES INCORPORATED
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                        1-8662                 23-2265039
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


     6836 MORRISON BLVD., STE. 200, CHARLOTTE,
                   NORTH CAROLINA                                  28211
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)

                                 (704) 366-5054
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On February 1, 2004, RCG Companies Incorporated ("RCG") closed a transaction through which its wholly owned subsidiary WTI Acquisition, Inc. ("Sub") merged with and into Farequest Holdings, Inc. ("Farequest"). Pursuant to the terms of the Agreement and Plan of Merger dated November 30, 2004, as amended (the "Merger Agreement") the Farequest Stockholders will receive (i) 4,779,196 shares of common stock of RCG, (ii) 1,527,389 shares of RCG's Series B 6% Senior Participating Preferred Stock ("Series B Preferred Stock"), and (iii) a promissory note payable within one year of the effective time of the merger, at the option of RCG, in either (a) an amount in cash equal to lesser of (x) $6,037,872 or (y) 19% of the value of the total maximum consideration payable or
(b) 3,018,936 shares of RCG common stock. The promissory note shall bear interest at 4% per annum and the interest shall be payable at maturity at RCG's option in either cash or shares of RCG common stock valued at the greater of $2.00 per share or the market value at the maturity date.

         Solely as an anti-dilution mechanism, if and when holders of the RCG's Series A 6% Convertible Preferred Stock (the "Series A Preferred Stock") convert shares of Series A Preferred Stock into shares of RCG's common stock, the Farequest stockholders shall be entitled to receive up to 185,821 additional shares of RCG Series B Preferred Stock (if the RCG Series B Preferred Stock has not yet been converted), or 1,858,212 additional shares of RCG common stock (if the RCG Series B Preferred Stock has been converted), pursuant to a formula designed to prevent the dilution of the Farequest stockholders' equity interest in RCG.

         Issuances of securities in connection with the merger transaction are being made by RCG under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated under the Securities Act.

         The Series B Preferred Stock has a stated value of $8.18 per share and shall be automatically converted on a 1 for 10 basis into shares of RCG common stock at such time as (i) RCG stockholders have approved the issuance of greater than 19.9% of RCG's issued and outstanding stock in the merger transaction, (ii) there is an effective registration statement covering the resale of the conversion shares, (iii) the conversion shares are listed on RCG's primary trading market, (iv) all dividends owed have or will be paid at conversion, and
(v) certain triggering events have not occurred. Dividends are payable on the Series B Preferred Stock at the rate of 6% per annum, provided, however, that in the event of conversion within 270 days of issuance no dividends shall be due or payable. Dividend payments may be made at the option of RCG, either in cash or in additional shares of Series B Preferred Stock. Upon the occurrence of certain fundamental transactions or change in control events, the holders of the Series B Preferred Stock shall have the right to require RCG to redeem the outstanding shares of Series B Preferred Stock.

         At the effective time of the merger, the RCG board of directors was expanded to eight (8) members. William A. Goldstein, a director and executive officer of Farequest, was appointed the Chairman of the Board of Directors, and Ronald Attkisson, was appointed as a director of RCG. For a period of three years, RCG's board of directors will nominate and recommend for election by the stockholders Mr. Goldstein as Chairman of the Board, and, provided that Mr. Goldstein shall have continued to own at least 10% of the outstanding common stock of RCG, two additional directors named by Mr. Goldstein. Such nominees shall be independent directors and shall be reasonably acceptable to the then existing board of directors. Mr. Goldstein has agreed to vote his shares of RCG common stock (i) during such three year period for Michael Pruitt as a member of the RCG board of directors, provided that Mr. Pruitt holds at least 750,000 shares of RCG common stock at the time of the nomination, and (ii) for the remaining nominees nominated by the RCG board for a one- year term beginning with the effective time.

         The foregoing disclosures are in all cases subject to the terms and provisions set forth in the Merger Agreement, Amendment #2 to the Merger Agreement, and the Certificate of Designation of the Series B Preferred Stock, copies of which are either filed herewith as exhibits, or have been previously filed with the United States Securities and Exchange Commission.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         To be filed by amendment within the permitted time period.

(b)      Pro Forma Financial Information.

         To be filed by amendment within the permitted time period.

(c)      Exhibits.

         Exhibit  Description
         -------  -----------

         3.1 Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, filed February 1, 2005 (1)

         10.1     Agreement and Plan of Merger, date November 1, 2005 (2)

         10.2     Amendment #2 to Merger Agreement, dated February 1, 2005 (1)

         ----------

         (1)      Filed herewith.

         (2) Incorporated by reference to Exhibit 10.1 of the Form 8-K filed on December 1, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2005

                                        RCG COMPANIES INCORPORATED


                                        By: /s/ Michael Pruitt
                                            ----------------------------------
                                            Michael Pruitt
                                            President

                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

3.1 Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, filed February 1, 2005 (1)

10.1     Agreement and Plan of Merger, date November 30, 2004 (2)

10.2     Amendment #2 to Merger Agreement, dated February 1, 2005 (1)

----------

(1) Filed herewith.

(2) Incorporated by reference to Exhibit 10.1 of the Form 8-K filed on December 1, 2004.